UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2022

IMAGO BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40604	45-4915810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

329 Oyster Point Blvd., 3rd Floor

South San Francisco, California 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 529-5055

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IMGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	Other Events.

2022 Annual Meeting of Stockholders

Imago BioSciences, Inc. (the “Company”) has scheduled its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) for June 1, 2022. The record date, time and location of the 2022 Annual Meeting will be set forth in the proxy statement for the 2022 Annual Meeting (the “Proxy Statement”) to be distributed to shareholders prior to the meeting.

Stockholder Proposals for the 2022 Annual Meeting

Proposals Pursuant to Rule 14a-8.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in the Proxy Statement and for consideration at the 2022 Annual Meeting. To be eligible for inclusion in the Proxy Statement, stockholder proposals submitted pursuant to Rule 14a-8 must be received by the Company’s Secretary at 329 Oyster Point Blvd., 3rd Floor, South San Francisco, California 94080, no later than January 25, 2022, and must otherwise comply with Rule 14a-8. Any proposal received after such date will be considered untimely.

Other Proposals and Nominations

Under the Company’s Amended and Restated Bylaws (the “Bylaws”), in order to nominate a director or bring any other business before the stockholders at the 2022 Annual Meeting, other than pursuant to Rule 14a-8, stockholders must comply with the procedures and timing specifically described in the Bylaws. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than March 3, 2022.

A copy of the Bylaws may be obtained free of charge from the Company’s Secretary at 329 Oyster Point Blvd., 3rd Floor, South San Francisco, California 94080. A nomination or proposal that does not comply with the Bylaws will be disregarded. Compliance with the procedures in the Bylaws does not require the Company to include the proposed nominee or proposal in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGO BIOSCIENCES, INC.

Date: January 12, 2022	By:	/s/ Hugh Y. Rienhoff, Jr., M.D.
Hugh Y. Rienhoff, Jr., M.D.
Chief Executive Officer